Exhibit 10.8
                              Helm M&A Fund, L.L.C.


May 21, 2001

Mr. Mark Gifford
Concentrax, Inc.
817 Oak Glen
Houston, TX 77076

Re:      $600,000 Helm Funding Commitment

Dear Mark:

This letter is written to outline the timing nd the dollar amounts for the balance of the above mentioned funding commitments as follows

         Already Funded                     $100,000
         Friday May 25, 2001                  111,890.33*

             (Or sooner s the funds clear the account)

         June 25, 2001                       100,000
         July 25, 2001                       100,000
         August 25, 2001                     100,000
         September 25, 2001                   50,000**

If you have any questions or comments, please feel free to contact me.

Sincerely,


E. Terry Jaramillo, Executive Manager

         * Includes $11,899.33 for CPA's and Stock Transfers and Reimbursements; ** Plus the balance fro, the $50,000 cost reserve




                  P.O. Box 140487* Coral Gables, FL 33114-0487


          ------------------------------------------------------------